                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                            ------------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        October 31, 1997
                                                  -----------------------------

                          Hudson Hotels Corporation
-------------------------------------------------------------------------------
              (Exact Name of Registrant, as specified in Chart)

          New York                        0-17838                      16-1312167
-------------------------------------------------------------------------------------------
(State of Other Jurisdiction     (Commission File Number)     (IRS Employer Identification
       or Incorporation)                                                  No.)

One Airport Way, Suite 200, Rochester, New York                   14624
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:        (716) 436-6000
                                                    ---------------------------

-------------------------------------------------------------------------------
         (Former Name of Founder Address, if Changed Since Last Report)

                           HUDSON HOTELS CORPORATION
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                                 ON FORM 8-K/A

    Hudson Hotels Corporation hereby amends items 2 and 7 of its Current Report on Form 8-K, which was filed on November 14, 1997, as set forth in the pages attached hereto:

ITEM 2. ACQUISITION OF ASSETS

    Audited financial statements for nine (9) Hampton Inns acquired during the fourth quarter of 1997 are presented in item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    a. Financial Statements of Businesses Acquired:

       Audited combined balance sheets of nine (9) Hampton Inns as of December 31, 1996 and 1995 and the related statements of operations, changes in equity and cash flows for the years ended December 31, 1996, 1995 and 1994.

    b. Pro Forma Financial Information:

       Pro forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1997 (unaudited).

       Pro forma Consolidated Statement of Income of the Company for the year ended December 31, 1996 and nine months ended September 30, 1997 (unaudited).

       Notes to Pro Forma Consolidated Balance Sheet and Statement of Operations (unaudited)

    c. Exhibits:

       EXHIBIT NUMBER
       --------------
             10.3         Amended and Restated Mezzanine Loan Agreement
             23           Consent of Independent Accountants

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HUDSON HOTELS CORPORATION
                                         By: /s/ Taras M. Kolcio
                                             ------------------------
                                             Taras M. Kolcio
                                             Chief Financial Officer

                             GHI HAMPTON INN HOTELS

         COMBINED FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                      WITH REPORT OF INDEPENDENT AUDITORS

                             GHI HAMPTON INN HOTELS

                         COMBINED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    CONTENTS

Report of Independent Auditors......................................... 1

Combined Financial Statements

  Combined Balance Sheets.............................................  2
  Combined Statements of Operations...................................  3
  Combined Statements of Changes in Equity............................  4
  Combined Statements of Cash Flows...................................  5
  Notes to Combined Financial Statements..............................  6
Report of Independent Auditors on Additional Information.............. 11
  Additional Information.............................................. 12

                          INDEPENDENT AUDITORS' REPORT

To Hudson Hotels Corporation
Rochester, New York

    We have audited the accompanying combined balance sheets of GHI Hampton Inn Hotels (the "Properties") as of December 31, 1996 and 1995, and the related combined statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 1996 (see Note 1). These financial statements are the responsibility of the Properties management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of GHI Hampton Inn Hotels as of December 31, 1996 and 1995, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    CERTIFIED PUBLIC ACCOUNTANTS

/s/ Imowitz Koenig & Co., L. L.P.
New York, N.Y.
February 28, 1997, except for Note 7,
which is unaudited

                             GHI HAMPTON INN HOTELS
                            COMBINED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                                 DECEMBER 31,
                                                                                            ----------------------
                                                                                               1996        1995
                                                                                            ----------  ----------
ASSETS

Cash and cash equivalents.................................................................  $      760  $      565
Accounts receivable and other assets......................................................         315         285
Deferred costs............................................................................         138         191
Restricted cash...........................................................................          43         105
Investment properties:

  Land....................................................................................       5,788       5,788
  Buildings and related personal property.................................................      38,558      36,528
                                                                                            ----------  ----------
                                                                                                44,346      42,316
  Less: Accumulated depreciation..........................................................     (15,003)    (13,009)
                                                                                            ----------  ----------
Net investment properties.................................................................      29,343      29,307
                                                                                            ----------  ----------
Total assets..............................................................................  $   30,599  $   30,453
                                                                                            ----------  ----------
                                                                                            ----------  ----------
LIABILITIES AND EQUITY

Accounts payable and other liabilities....................................................  $      534  $      514
Note and accrued interest payable to related party........................................       2,352       2,197
Mortgage notes payable....................................................................      16,997      17,204
                                                                                            ----------  ----------
Total liabilities.........................................................................      19,883      19,915
Equity....................................................................................      10,716      10,538
                                                                                            ----------  ----------
Total liabilities and equity..............................................................  $   30,599  $   30,453
                                                                                            ----------  ----------
                                                                                            ----------  ----------

                            See accompanying notes.

                             GHI HAMPTON INN HOTELS
                       COMBINED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                                             DECEMBER 31
                                                                                   -------------------------------
                                                                                     1996       1995       1994
                                                                                   ---------  ---------  ---------
REVENUE
Hotel operations.................................................................  $  16,981  $  17,080  $  16,415

EXPENSES
Hotel operations.................................................................     10,776     10,582     10,210
Depreciation and amortization....................................................      2,007      1,742      1,489
Interest.........................................................................      2,075      2,001      2,022
                                                                                   ---------  ---------  ---------
  Total expenses.................................................................     14,858     14,325     13,721
                                                                                   ---------  ---------  ---------

Net income.......................................................................  $   2,123  $   2,755  $   2,694
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                            See accompanying notes.

                             GHI HAMPTON INN HOTELS
                    COMBINED STATEMENTS OF CHANGES IN EQUITY
                             (DOLLARS IN THOUSANDS)

Equity at December 31, 1993........................................................  $  10,871
Net income for the year ended December 31, 1994....................................      2,694
Distributions......................................................................     (3,380)
                                                                                     ---------
Equity at December 31, 1994........................................................     10,185
Net income for the year ended December 31, 1995....................................      2,755
Distributions......................................................................     (2,402)
                                                                                     ---------
Equity at December 31, 1995........................................................     10,538
Net income for the year ended December 31, 1996....................................      2,123
Distributions......................................................................     (1,945)
                                                                                     ---------
Equity at December 31, 1996........................................................  $  10,716
                                                                                     ---------
                                                                                     ---------

                            See accompanying notes.

                             GHI HAMPTON INN HOTELS
                       COMBINED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                         1996       1995       1994
                                                                                       ---------  ---------  ---------
                                                                                              YEARS ENDED DECEMBER 31,
                                                                                       -------------------------------
Cash flows from operating activities:
  Net Income.........................................................................  $   2,123  $   2,755  $   2,694
  Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation.......................................................................      1,994      1,729      1,474
  Amortization.......................................................................         53         57         58
  Deferred income....................................................................         --        (25)       (25)
  Change in accounts:
  Accounts receivable and other assets...............................................        (30)         7        (10)
  Accounts payable and other liabilities.............................................         20       (119)      (203)
  Accrued interest payable to related party..........................................        155         49        126
                                                                                       ---------  ---------  ---------
Net cash provided by operating activities............................................      4,315      4,453      4,114
                                                                                       ---------  ---------  ---------
Cash flows from investing activities:
  Property improvements and replacements.............................................     (2,030)    (2,123)      (846)
  Restricted cash decrease (increase)................................................         62         33       (138)
                                                                                       ---------  ---------  ---------
Net cash (used in) investing activities..............................................     (1,968)    (2,090)      (984)
                                                                                       ---------  ---------  ---------
Cash flows from financing activities:
  Payments on mortgage notes payable.................................................       (207)      (187) $    (169)
  Satisfaction of note payable.......................................................         --         --     (2,030)
  Loan received from related party...................................................         --         --      2,048
  Distributions paid.................................................................     (1,945)    (2,402)    (3,380)
                                                                                       ---------  ---------  ---------
Net cash (used in) financing activities..............................................     (2,152)    (2,589)    (3,531)
                                                                                       ---------  ---------  ---------
Net increase (decrease) in cash and cash equivalents.................................        195       (226)      (401)
Cash and cash equivalents at beginning of year.......................................        565        791      1,192
                                                                                       ---------  ---------  ---------
Cash and cash equivalents at end of year.............................................  $     760  $     565  $     791
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
Supplemental disclosure of cash flow information: Interest paid in cash during the
  year...............................................................................  $   1,856  $   2,074  $   1,905
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

                            See accompanying notes.

                             GHI HAMPTON INN HOTELS

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1--ORGANIZATION AND BASIS OF PRESENTATION

    The accompanying combined financial statements of GHI Hampton Inn Hotels include the assets, liabilities and results of operations of nine Hampton Inn Hotels (the "Properties"), which were owned (see Note 7 relating to the subsequent sale of these hotels), as follows:

    Growth Hotel Investors (a California limited partnership) ("GHI")

    Hampton Inn -- Albuquerque North

    Hampton Inn -- Syracuse (GHI owned a controlling interest through its investment in North Coast Syracuse Limited Partnership)

    Growth Hotel Investors II (a California partnership) ("GHI II")

    Hampton Inn -- Eden Prairie

    Hampton/GHI Associates No. I (GHI and GHI II owned a controlling interest through their investment in GHI Combined Fund No. 1)

    Hampton Inn -- Spartanburg
    Hampton Inn -- Amarillo
    Hampton Inn -- Greenville
    Hampton Inn -- Greensboro
    Hampton Inn -- Atlanta/Roswell
    Hampton Inn -- San Antonio (Northwest)

    The operations, assets, liabilities and minority interests of GHI and GHI II related to an additional 19 hotels owned and/or controlled by GHI and GHI II are not reflected in these financial statements. In addition, partnership administrative expenses relating to GHI and GHI II are not reflected in these financial statements.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Advertising

    The Properties expense the costs of advertising as incurred.

    Investment Properties

    Investment properties are stated at cost. Depreciation is computed using the straight-line method based on estimated useful lives ranging from 5 to 39 years.

    The Properties have adopted "FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets'

                             GHI HAMPTON INN HOTELS

                               DECEMBER 31, 1996

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. The adoption of FASB 121 had no effect on these financial statements.

    Cash and Cash Equivalents

    The Properties consider all highly liquid investments with a maturity, when purchased, of three months or less to be cash equivalents. At certain times, the amount of cash deposited at a bank may exceed the limit on insured deposits.

    Deferred Costs

    Deferred costs represent deferred financing costs and deferred franchise fees. Financing costs are deferred and amortized, as interest expense, over the lives of the related loans, or expensed, if financing is not obtained. Franchise fees paid in connection with the acquisition of the hotels are deferred and are amortized over the lives of the franchise agreements, which range from ten to twenty years.

    At December 3,1 1996 and 1995, accumulated amortization of deferred costs totaled approximately $238,000 and $486,000. The Properties' policy is to write off fully amortized costs. In 1996, $301,000 of fully amortized deferred costs were written off.

    Income Taxes

    Taxable income or loss of the Properties is reported in the income tax returns of GHI and GHI II's partners. Accordingly, no provision for income taxes is made in the financial statements of the Properties.

    The aggregate cost of the investment properties for federal income tax purposes as of December 31, 1996 and 1995, is approximately $48.2 million and $46.2 million, respectively. The accumulated depreciation taken for federal income tax purposes at December 31, 1996 and 1995, is approximately $21.9 million and $19.6 million, respectively.

NOTE 3--RESTRICTED CASH

    Restricted cash represents funds provided for and maintained by certain properties pursuant to the related notes payable agreements, to meet future capital requirements and debt service payments.

                             GHI HAMPTON INN HOTELS

                               DECEMBER 31, 1996

NOTE 4--MORTGAGES PAYABLE

                                                           PRINCIPAL                                            PRINCIPAL
                                                           BALANCE AT                                            BALANCE
                                                          DECEMBER 31,    PERIOD      INTEREST     MATURITY      DUE AT
PROPERTY                                                      1996       AMORTIZED      RATE         DATE       MATURITY
--------------------------------------------------------  ------------  -----------  -----------  -----------  -----------
Hampton Inn -- Albuquerque North........................      $ 2,375          (1)           10%        8/97    $   2,375
Hampton Inn -- Eden Prairie.............................        2,603      30 yrs.         11.5%        4/98        2,566
Hampton Inn -- Spartanburg..............................   (2)  1,769      30 yrs.           10%        7/97        1,753
Hampton Inn -- Amarillo.................................   (2)  1,120      30 yrs.           10%        7/97        1,112
Hampton Inn -- Greenville...............................   (2)  2,054      30 yrs.           10%        7/97        2,037
Hampton Inn -- Greensboro...............................   (2)  1,982      30 yrs.           10%        7/97        1,966
Hampton Inn -- Atlanta -- Roswell.......................   (2)  2,643      30 yrs.           10%        7/97        2,622
Hampton Inn -- San Antonio Northwest....................   (2)  2,451      30 yrs.           10%        7/97        2,432
                                                          ------------
                                                              $16,997
                                                          ------------
                                                          ------------

------------------------

(1) Interest only payments

(2) The mortgages encumbering these (and ten other) properties are cross collateralized.

Properties and improvements are pledged as collateral for the related notes payable.

The fair value of the Properties' mortgage debt, after discounting the scheduled loan payments to maturity, approximates its carrying balance. This estimate is not necessarily indicative of the amounts that might be paid in actual market conditions.

Scheduled principal payments on the mortgage notes payable subsequent to December 31, 1996, are as follows (in thousands):

     1997  $  14,424
     1998      2,573
           ---------
           $  16,997
           ---------
           ---------

NOTE 5--RELATED PARTY NOTE PAYABLE

    The mortgage note encumbering the Syracuse property was satisfied on May 31, 1994 with the proceeds of a $2,048,000 unsecured loan from GHI. The loan bears interest at the prime rate plus 2% (the interest rate at December 31, 1996 was 10.25%) and is due on demand. Related party note payable also includes another note of $100,000. Accrued interest payable was approximately $204,000 and $50,000 at December 31, 1996 and 1995, respectively.

NOTE 6--RELATED PARTY TRANSACTIONS

    The Properties have agreements with affiliates of GHI and GHI II's joint venture partners, which provide for the management and operations of the joint venture properties and services provided under each property's franchise agreement. Fees paid pursuant to these agreements are generally

                             GHI HAMPTON INN HOTELS

                               DECEMBER 31, 1996

NOTE 6--RELATED PARTY TRANSACTIONS (CONTINUED) based on a percentage of gross revenues from operations of the property. Fees paid for the years ended December 31, 1996, 1995 and 1994 were approximately $2,132,000; $2,248,000; and $2,166,000, respectively. These expenses are included in operating expenses.

NOTE 7--SUBSEQUENT EVENT -- (UNAUDITED)

    On June 24, 1997, the partnerships owning the Properties sold substantially all of their properties to an unrelated third party. These combined financial statements of the nine Properties have been prepared at the request of a potential buyer of these properties from the unrelated third party.

                             ADDITIONAL INFORMATION

                          INDEPENDENT AUDITORS' REPORT
                           ON ADDITIONAL INFORMATION

To Hudson Hotels Corporation
Rochester, New York

Our report on our audits of the combined balance sheets of GHI Hampton Inn Hotels as of December 31, 1996 and 1995 and the related combined statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 1996 appears on page 1. The audits were conducted for the purpose of forming an opinion on the combined financial statements taken as a whole. Schedule I and II are presented for purposes of additional analysis and are not a required part of the combined financial statements. Such information, except for that portion marked "unaudited" (Schedule II), on which we express no opinion, has been subjected to the auditing procedures applied in the audit of the combined financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the combined financial statements taken as a whole.

                                                    Certified Public Accountants

/s/ Imowitz Koenig & Co., L.L.P.
New York, N.Y.
February 28, 1997

                             GHI HAMPTON INN HOTELS
             SCHEDULE 1 -- REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                     INITIAL COST                                  GROSS AMOUNTS AT WHICH
                                       -----------------------------------------                   --------------------------
                                                                                   COST CAPITALIZED
                                                                   BUILDINGS AND      (REMOVED)                   BUILDINGS AND
                                                                  RELATED PERSONAL   SUBSEQUENT TO               RELATED PERSONAL
DESCRIPTION                             ENCUMBRANCE     LAND         PROPERTY        ACQUISITION      LAND          PROPERTY
-------------------------------------  -------------  ---------   --------------  ---------------   ----------   ---------------
Hampton Inn -- Albuquerque No........    $   2,375    $     824     $   4,140        $     969     $     824     $   5,109
Albuquerque, New Mexico
Hampton Inn -- Syracuse..............       --              388         3,723            1,196           368         4,939
East Syracuse, New York
Hampton Inn -- Eden Prairie..........        2,603          880         4,426              836           853         5,289
Eden Prairie, Minnesota
Hampton Inn -- Spartanburg...........        1,769          276         3,545              358           276         3,903
Spartanburg, South Carolina
Hampton Inn -- Amarillo..............        1,120          501         1,810              396           501         2,206
Amarillo, Texas
Hampton Inn -- Greenville............        2,054          539         3,942              106           539         4,048
Greenville, South Carolina
Hampton Inn -- Greensboro............        1,982          439         3,866              254           439         4,120
Greensboro, North Carolina
Hampton Inn -- Atlanta -- Roswell....        2,643        1,207         4,668             (141)        1,207         4,527
Roswell, Georgia
Hampton Inn -- San Antonio --
  Northwest..........................        2,451          781         4,475              (58)          781         4,417
San Antonio, Texas                       ---------    ---------     ---------        ---------     ---------     ---------
Total................................    $  16,997    $   5,835     $  34,595        $   3,916     $   5,788     $  38,558
                                         ---------    ---------     ---------        ---------     ---------     ---------
                                         ---------    ---------     ---------        ---------     ---------     ---------

                                        CARRIED AT DECEMBER 31,1996
                                        ---------------------------
                                                                                           DEPRECIABLE
                                                  ACCUMULATED     DATE OF      DATE OF       LIFE --
DESCRIPTION                              TOTAL    DEPRECIATION  ACQUISITION  CONSTRUCTION     YRS.
-------------------------------------  ---------  ------------  -----------  ------------  -----------
Hampton Inn -- Albuquerque No........  $   5,933   $    2,041         1987       4/24/87    5-39 yrs.
Albuquerque, New Mexico
Hampton Inn -- Syracuse..............      5,307        2,127         1985      12/20/85    5-39 yrs.
East Syracuse, New York
Hampton Inn -- Eden Prairie..........      6,142        1,947         1987      12/30/87    5-39 yrs.
Eden Prairie, Minnesota
Hampton Inn -- Spartanburg...........      4,179        1,617         1984      12/19/86    5-39 yrs.
Spartanburg, South Carolina
Hampton Inn -- Amarillo..............      2,707          919         1985      12/19/86    5-39 yrs.
Amarillo, Texas
Hampton Inn -- Greenville............      4,587        1,608         1985      12/19/86    5-30 yrs.
Greenville, South Carolina
Hampton Inn -- Greensboro............      4,559        1,600         1986      12/19/86    5-39 yrs.
Greensboro, North Carolina
Hampton Inn -- Atlanta -- Roswell....      5,734        1,621         1987        3/4/87    5-30 yrs.
Roswell, Georgia
Hampton Inn -- San Antonio --
  Northwest..........................      5,198        1,523         1987       6/23/87    5-30 yrs.
San Antonio, Texas                     ---------   ----------
Total................................  $  44,346   $   15,003
                                       ---------   ----------
                                       ---------   ----------

          See independent auditors' report on additional information.

                             GHI HAMPTON INN HOTELS

             SCHEDULE 1 -- REAL ESTATE AND ACCUMULATED DEPRECIATION

                               DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                                                                  DECEMBER 31,
                                                                                              --------------------
                                                                                                1996       1995
                                                                                              ---------  ---------

RECONCILIATION OF REAL ESTATE

Balance at beginning of year................................................................  $  42,316  $  44,277

Property improvements.......................................................................      2,030      2,123

Retirement of assets........................................................................     --         (4,084)
                                                                                              ---------  ---------

Balance at end of year......................................................................  $  44,346  $  42,316
                                                                                              ---------  ---------
                                                                                              ---------  ---------

RECONCILIATION OF ACCUMULATED DEPRECIATION

Balance at beginning of year................................................................  $  13,009  $  15,364

Additions charged to expense................................................................      1,994      1,729

Retirement of assets........................................................................     --         (4,084)
                                                                                              ---------  ---------

Balance at end of year......................................................................  $  15,003  $  13,009
                                                                                              ---------  ---------
                                                                                              ---------  ---------

          See independent auditor's report on additional information.

                             GHI HAMPTON INN HOTELS

                  SCHEDULE II -- HOTEL OPERATIONS (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                                                        DECEMBER 31,
                                                               -------------------------------
                                                                 1996       1995       1994
                                                               ---------  ---------  ---------
Telephone Expense............................................  $     311  $     257  $     257
Management Fee...............................................        787        776        764
Repairs and Maintenance......................................      1,057        831        820
Real Estate and Property Taxes...............................        814        765        733
Insurance....................................................        149        184        206
Utilities....................................................        655        629        619
Other Operating Expenses.....................................      7,003      7,140      6,811
                                                               ---------  ---------  ---------
Total Hotel Operations.......................................  $  10,776  $  10,582  $  10,210
                                                               ---------  ---------  ---------
                                                               ---------  ---------  ---------

          See independent auditors' report on additional information.

                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                  (UNAUDITED)

    The following information reflects pro forma consolidated balance sheet of Hudson Hotels Corporation and subsidiaries ("the Company") as of September 30, 1997 and consolidated results of operations data of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996.

    The pro forma consolidated balance sheet data is presented as if the acquisition of nine (9) Hampton Inns from Equity Inns Partnership, L.P. and the issuance of the related debt for the acquisition occurred on September 30, 1997.

    The pro forma consolidated results of operations data for the nine months ended September 30, 1997 and year ended December 31, 1996 is presented as if the acquisition of the nine (9) Hampton Inns and the following transactions had occurred on January 1, 1996: (i) issuance of a $3.9 million note between the Company and Equity Inns Partnership, L.P., payable over the next two years, secured by stock issued in the name of Hudson Hotels Properties Corp. (a wholly-owned subsidiary of Hudson Hotels Corporation) (ii) the issuance of $18 million of additional mezzanine debt payable over the next five years to the extent such proceeds were used to finance the acquisition and (iii) the issuance of a $30 million twenty five (25) year mortgage.

    The acquisition has been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been or will be recorded at their estimated fair values which are subject to further refinement, with appropriate recognition given to the effect of current interest rates and income taxes. Management does not expect that the final allocation of the purchase price for the above transactions will differ materially from the preliminary allocations.

    The pro forma financial information does not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma consolidated results of operations does not reflect certain additional cost savings and revenue enhancements that management believes may be realized following the acquisitions. These savings are expected to be realized through consolidation of certain services as well as revenue enhancements by increasing marketing efforts for the properties acquired and/or possible repositioning of some of the properties based on their location. During 1997, a portion of the rooms in the nine (9) Hampton Inns were under renovation, which reduced revenues for 1997. Efforts will be made to increase revenue through enhancements. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that actually will be realized.

    The pro forma consolidated financial statements are based on certain assumptions and adjustments described in the notes to the pro forma consolidated balance sheet and statement of operations and should be read in conjunction therewith and with the consolidated financial statements and related notes of the Company included in its December 31, 1996 10-KSB and the September 30, 1997 10-QSB and the financial statements and related notes of the acquired entities included elsewhere herein and the 8-K/A filed on November 24, 1997, in conjunction with the acquisition of the nine (9) Hampton Inns.

                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES

                      PROFORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                (B)
                                                               (A)          EQUITY INNS        (C)
                                                          HUDSON HOTELS    PARTNERSHIP,     PRO FORMA
                                                           CORPORATION         L.P.        ADJUSTMENTS    COMPANY
                                                          --------------  ---------------  -----------  -----------
ASSETS
Current Assets
  Cash and Cash Equivalents.............................         2,112          --              1,443        3,555
  Cash--restricted......................................         2,158          --                715        2,873
  Accounts Receivable--Trade............................           848          --             --              848
  Accounts Receivable--Affiliate........................           193          --             --              193
  Other Current Assets..................................         1,080                            130        1,210
                                                               -------          ------     -----------  -----------
    Total Current Assets................................         6,391          --              2,288        8,679
Investment in Partnership Interests.....................         1,900          --             --            1,900
Investment in Land......................................           781          --             --              781
Real Estate Development.................................         3,383          --             --            3,383
Property and Equipment--Net.............................        82,770          40,666          6,483      129,919
Deferred Tax Asset......................................           450          --             --              450
Mortgage Note Receivable--Affiliate.....................         1,100          --             --            1,100
Other Assets............................................         7,427             819           (985)       7,261
                                                               -------          ------     -----------  -----------
    Total Assets........................................       104,202          41,485          7,786      153,473
                                                               -------          ------     -----------  -----------
                                                               -------          ------     -----------  -----------

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities.....................................         8,564          --             (2,613)       5,951
Deferred Revenue--Beach Club............................            94          --             --               94
Long-Term Debt..........................................        80,064          --             51,884      131,948
Deferred Revenue--Land Sale.............................           185          --             --              185
Limited Partners' Interest in Consolidated
  Partnerships..........................................         1,099          --             --            1,099
Partnership Interest....................................        --              41,485        (41,485)      --
Shareholders' Investment
  Common Stock..........................................             5          --             --                5
  Preferred Stock.......................................             1          --             --                1
  Additional Paid in Capital............................        17,078          --             --           17,078
  Warrants Outstanding..................................            50          --             --               50
  Accumulated Deficit...................................        (2,897)         --             --           (2,897)
  Treasury Stock........................................           (41)         --             --              (41)
                                                               -------          ------     -----------  -----------
    Total Shareholder's Investment......................        14,196          --             --           14,196
                                                               -------          ------     -----------  -----------
    Total Liabilities and Shareholders' Investment......       104,202          41,485          7,786      153,473
                                                               -------          ------     -----------  -----------
                                                               -------          ------     -----------  -----------

------------------------

 See notes to pro forma consolidated balance sheet and statement of operations

                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (CONTINUED)

                                  (UNAUDITED)
             (DOLLARS IN THOUSANDS, EXCEPT FOR EARNINGS PER SHARE)

                                                                             (E)
                                             (D)             (E)         EQUITY INNS        (C)
                                        HUDSON HOTELS    GHI HAMPTON    PARTNERSHIP,     PRO FORMA
                                         CORPORATION     INN HOTELS         L.P.        ADJUSTMENTS   COMPANY
                                        --------------  -------------  ---------------  -----------  ----------
OPERATING REVENUES
  Hotel Operations....................   $     27,004     $   7,487       $   5,024      $  --       $   39,515
  Management Fees.....................            697          --              --           --              697
  Royalties...........................            544          --              --           --              544
  Other...............................            212          --              --           --              212
                                        --------------       ------          ------     -----------  ----------
    Total Operating Revenues..........         28,457         7,487           5,024         --           40,698
Operating Expense.....................         19,769         4,814           4,697       (2,626) (L)    26,654
                                        --------------       ------          ------     -----------  ----------
  Income from operations before
    depreciation and amortization
    (EBITDA)..........................          8,688         2,673             327       (2,626)        14,314
Depreciation and Amortization.........          2,889           722            --            672  (H)     4,283
                                        --------------       ------          ------      ----------  ----------
Income from Operations................          5,799         1,951             327        1,954         10,031
Other Income (Expenses)
  Gain on Sale of Worldwide Franchise
    Rights............................           --            --              --           --             --
Interest--net.........................         (5,974)         (836)           --         (2,649) (I)    (9,459)
Gain on Repurchase of Franchise
  Rights..............................           --            --              --           --             --
                                        --------------       ------          ------     -----------  ----------
Total Other Income (Expense)..........         (5,974)         (836)           --         (2,649)        (9,459)
Income from Operations, Before Income
  Taxes, Minority Interest and Equity
  in Net Losses of Affiliates.........           (175)        1,115             327         (695)           572
BENEFIT/(PROVISION) FROM TAXES........             73          --              --           (306) (J)      (233)
                                        --------------       ------          ------     -----------  ----------
Income From Operations Before Minority
  Interest and Equity in Net Losses of
  Affiliates..........................           (102)        1,115             327       (1.001)           339
MINORITY INTEREST.....................            (80)         --              --           --              (80)
EQUITY IN INCOME OF AFFILIATES........             73          --              --           --               73
                                        --------------       ------          ------     -----------  ----------
NET INCOME............................   $       (109)    $   1,115       $     327       (1.001)    $      332
                                        --------------       ------          ------     -----------  ----------
                                        --------------       ------          ------     -----------  ----------
NET INCOME PER SHARE-- PRIMARY........   $      (0.04)                                               $     0.05
                                        --------------                                               ----------
                                        --------------                                               ----------
NET INCOME PER SHARE-- FULLY
  DILUTED.............................            N/A                                                       N/A
                                        -------------                                                ----------
                                        -------------                                                ----------
WEIGHTED AVERAGE SHARES OUTSTANDING
    -PRIMARY..........................      4,943,591                                                 4,943,591
                                        --------------                                               ----------
                                        --------------                                               ----------
    -FULLY DILUTED....................            N/A                                                       N/A
                                        --------------                                               ----------
                                        --------------                                               ----------

------------------------

 See notes to pro forma consolidated balance sheet and statement of operations

                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                  (UNAUDITED)
               (DOLLARS IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                               (F)
                                                               (K)         GHI HAMPTON        (C)
                                                          HUDSON HOTELS    INN HOTELS      PRO FORMA
                                                           CORPORATION       COMPANY      ADJUSTMENTS    COMPANY
                                                          --------------  -------------  -------------  ----------
OPERATING REVENUES
  Hotel Operations......................................         11,730        16,981         --            28,711
  Management Fees.......................................            978        --             --               978
Royalties...............................................            602        --             --               602
  Other.................................................            838        --             --               838
                                                          --------------       ------         ------    ----------
    Total Operating Revenues............................         14,148        16,981         --            31,129
Operating Expenses......................................         10,708        10,776           (787)(G)    20,697
                                                          --------------       ------         ------    ----------
  Income from Operations Before Depreciation and
    Amortization (EBITDA)...............................          3,440         6,205            787        10,432
Depreciation and Amortization...........................          1,022         2,007            (61)(H)     2,968
                                                          --------------       ------         ------    ----------
  Income from Operations................................          2,418         4,198            848         7,464
Other Income (Expenses)
  Gain on Sale of Worldwide Franchise Rights............          1,386        --             --             1,386
  Interest--net.........................................         (1,770)       (2,075)        (2,877)(I)    (6,722)
Non-recurring charge....................................           (551)       --             --              (551)
                                                          --------------       ------         ------    ----------
    Total Other Income (Expense)........................           (935)       (2,075)        (2,877)       (5,887)
Income from Operations, Before Income Taxes, Minority
  Interest and Equity in Net Losses of Affiliates.......          1,483         2,123         (2,029)        1,577
BENEFIT/(PROVISION) FROM TAXES..........................           (472)       --                (37)(J)      (509)
                                                          --------------       ------         ------    ----------
Income from Operations Before Minority Interest and
  Equity in Net Losses of Affiliates....................          1,011         2,123         (2,066)        1,068
MINORITY INTEREST.......................................           (392)       --             --              (392)
EQUITY IN INCOME OF AFFILIATES                                       17        --             --                17
                                                          --------------       ------         ------    ----------
NET INCOME..............................................            636         2,123         (2,066)          693
                                                          --------------       ------         ------    ----------
                                                          --------------       ------         ------    ----------
NET INCOME PER SHARE--PRIMARY...........................   $       0.12                                 $     0.13
                                                          --------------                                ----------
                                                          --------------                                ----------
NET INCOME PER SHARE--FULLY DILUTED.....................            N/A                                        N/A
                                                          --------------                                ----------
                                                          --------------                                ----------
WEIGHTED AVERAGE SHARES OUTSTANDING:
-PRIMARY................................................      4,248,521                                  4,248,521
                                                          --------------                                ----------
                                                          --------------                                ----------
-FULLY DILUTED..........................................      5,342,382                                  5,342,382
                                                          --------------                                ----------
                                                          --------------                                ----------

------------------------

 See notes to pro forma consolidated balance sheet and statement of operations

                   HUDSON HOTELS CORPORATION AND SUBSIDIARIES

   NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AND STATEMENT OF OPERATIONS

                                  (UNAUDITED)

(A) Reflects the Company's unaudited historical consolidated balance sheet as of September 30, 1997, as reported on Form 10-QSB.

(B) Reflects the historical unaudited balance sheets as of September 30, 1997, for the assets acquired by the Company.

(C) Acquisition of Assets

    The purchase price for the nine (9) Hampton Inns acquired has been allocated to assets acquired at their estimated fair values. The pro forma adjustments consist of the elimination of assets and liabilities not acquired by the Company, net of the fair value ascribed to purchased assets. In addition, costs incurred to secure financing were capitalized and will be amortized over the term of the related financing.

    The Company acquired the nine (9) Hampton Inns for $46,250,000. The terms of the transaction provided for a $225,000 cash payment, with the balance comprised of a $30 million mortgage, a $3.9 million two year note and $18 million of additional mezzanine debt.

(D) Represents the Company's unaudited historical consolidated statement of operation for the nine months ended September 30, 1997.

(E) From January 1, 1997 to June 23, 1997, the nine (9) Hampton Inns were owned by GHI Hampton Inns Hotels. From June 24, 1997 to September 30, 1997, the nine (9) Hampton Inns were owned by Equity Inns Partnership, L.P. ("the Seller"). Since the Seller is a REIT and cannot operate the properties, the operating results under the Equity Inns Partnership, L.P. caption represents the unaudited results of operations for the nine (9) Hampton Inns of the hotel operator.

(F) Reflects the historical statement of operations for the nine (9) Hampton Inns for the year ended December 31, 1996.

(G) Represents the elimination of management fees paid by the nine (9) Hampton Inns to an outside management company, which will no longer be incurred, as part of the acquisition.

(H) Reflects adjusted depreciation and amortization related to the acquisition of the nine (9) Hampton Inns. The furniture, fixtures and equipment have an estimated useful life of five to seven years. The hotel structures have a useful life of forty years. Financing acquisition costs will be amortized from five to twenty five years, the terms associated with the financing.

(I) Reflects adjusted interest expense for debt incurred as part of the acquisition of the nine (9) Hampton Inns. The Company obtained a total of $51.9 million in financing, of which $30 million represents a first mortgage, $18 million of mezzanine debt financing and a $3.9 million note from Equity Inns Partnership, L.P.

(J) The pro forma adjustment to income taxes is based on the statutory tax rate.

(K) Reflects the Company's historical consolidated statement of operations for the year ended December 31, 1996, as reported on Form 10-KSB.

(L) Represents the elimination of management fees paid by the nine (9) Hampton Inns to an outside management company from the period January 1, 1997 to June 23, 1997, which will no longer be incurred as part of the acquisition. In addition, ground rent, which was incurred by the hotel operator from June 24 to September 30, 1997, was eliminated, as this will no longer be incurred as part of the acquisition.